UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 7, 2003



                       KENTUCKY BANCSHARES, INC.
 (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required FD Disclosure
On November 7, 2003, Kentucky Bancshares, Inc. announced that it had completed the merger with Kentucky First Bancorp, Inc., Cynthiana, Kentucky. Attached as Exhibit 99.1 is a Press Release which the Company released on November 7, 2003 announcing the consummation of the merger.

EXHIBIT INDEX

Item No.           Description

99.1	Press released dated November 7, 2003
announcing the closing of the merger with Kentucky First Bancorp. Inc.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: November 11, 2003         By     /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer





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